UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

September 8, 2017

____________________________

Ironclad Performance Wear Corporation

(Exact name of registrant as specified in charter)

Nevada

(State or other Jurisdiction of Incorporation)

0-51365 (Commission File Number)		98-0434104 (IRS Employer Identification No.)
1920 Hutton Court, Suite 300 Farmers Branch, TX 75234 (Address of Principal Executive Offices and zip code)

(972) 996-5664

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01	Entry into a Material Definitive Agreement.
Item 1.03	Bankruptcy or Receivership.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On September 8, 2017, the Registrant and Ironclad Performance Wear Corporation, a California corporation and its wholly-owned subsidiary (“Ironclad California” and together with the Registrant, the “Debtors”), filed voluntary petitions under Chapter 11 of the U. S. Bankruptcy Code (the “Chapter 11 Cases”) in the U. S. Bankruptcy Court, Central District of California, San Fernando Valley Division (the “Bankruptcy Court”). The Chapter 11 Cases are expected to be jointly administered.

During the pendency of the Chapter 11 Cases, the Debtors will continue in the possession of their assets and will continue to operate and manage their business in the ordinary course, including continuing the development, manufacture and sale of their high-performance task-specific work gloves, pending the sale of substantially all of their assets pursuant to a sale under Section 363 of the U. S. Bankruptcy Code. The Registrant intends to request Bankruptcy Court approval of a series of customary motions related to the payment of various expenses to continue operations.

To facilitate continued business operations, on September 8, 2017, the Debtors and Radians Wareham Holding, Inc. (“Radians”) entered into a Debtor-in-Possession Credit Agreement and Agreement for the Use of Cash Collateral (the “DIP Agreement”) pursuant to which Radians will provide to the Debtors a secured multiple draw term loan credit facility of up to $1,000,000 for normal business operations and up to an additional $1,000,000 for additional purchases of inventory (the “DIP Facility”), in accordance with the terms and provisions of the DIP Agreement.

The note to be executed by the Debtors evidencing the DIP Facility will bear interest at 10% per annum, provided that after the occurrence and during the continuance of an event of default, the Debtors’ obligations under the DIP Facility shall bear interest at 18% per annum. Accrued unpaid interest shall be compounded on the last day of each calendar month.

The DIP Facility is secured by a grant of superpriority status with respect to debt referenced in Sections 364(c) and (d) of the U. S. Bankruptcy Code, and a continuing second priority lien (subject only to (1) that certain Revolving Loan and Security Agreement dated November 28, 2014, originally entered into among Capital One, National Association and the Debtors and assigned to Radians on July 25, 2017, and related documents (the “Secured Loan Documents”), and (2) liens expressly permitted under the DIP Agreement) on all of the Debtors’ assets.

Among other customary matters, the Debtors’ failure to comply with certain bankruptcy-related filing obligations within the timeframes set forth in the DIP Agreement constitute events of default thereunder.

On September 8, 2017, the Debtors and Radians also entered into a Stalking Horse Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which Radians will purchase from the Debtors substantially all of their assets for (1) an aggregate amount (the “Aggregate Purchase Price”) of $20,000,000, subject to a reduction to $15,000,000 if certain conditions set forth in the Purchase Agreement are not met, and (2) the assumption of certain of the Debtors’ liabilities at the closing of the transactions contemplated under the Purchase Agreement (the “Closing”). Upon execution of the Purchase Agreement, Radians deposited $1,000,000 with an escrow agent (the “Radians Deposit”).

The Closing is conditioned on, among other matters, approval by the Bankruptcy Court and the consideration by the Debtors and the Bankruptcy Court of higher or better competing bids with respect to any transaction involving the sale or other disposition of the Debtors’ assets to a purchaser or purchasers other than Radians.

The Debtors are required to include in their motion (the “Bid Procedures Motion”) seeking approval of the order of the Bankruptcy Court establishing bidding procedures for the solicitation of higher or otherwise better bids for the Debtors’ assets (the “Bid Procedures Order”), and to seek inclusion and approval in the Bid Procedures Order of, among other matters, the following requirements: the initial overbid must be at least $750,000 over the Aggregate Purchase Price; subsequent overbids must be in increments of at least $250,000 or figures which are wholly divisible by $250,000; bidders must have demonstrated that they have the financial means to consummate their purchase of the Debtors’ assets without a financing contingency; bidders must submit a cash deposit of $2,000,000; and if any party other than Radians is deemed by the Bankruptcy Court to be the winning bidder at the auction undertaken pursuant to the Bid Procedures Order (the “Auction”), or if the Debtors elect to proceed with a plan of reorganization instead of proceeding with a sale of assets, Radians shall receive a $500,000 break-up fee.

The Purchase Agreement may be terminated by the Debtors or Radians if the Closing does not occur on or before November 15, 2017, if any material representation or warranty made for the benefit of such party is untrue in any material respect, or if the other party defaults in any material respect in the performance of any obligation under the Purchase Agreement; by Radians if the Debtors fail to file, by the dates specified in the Purchase Agreement, the Chapter 11 Cases or certain required bankruptcy motions, if the Bankruptcy Court fails to enter, by the dates specified in the Purchase Agreement, the orders requested by such bankruptcy motions, if the Debtors fail to conduct the Auction in accordance with the Bid Procedures Order or the Auction is cancelled for reasons other than a lack of competing bids, or if less than an agreed upon percentage of Debtors’ employees accept offers of employment by Radians; or automatically if an alternative bidder is selected at the conclusion of the Auction as having the highest or otherwise best bid, and such alternative bidder closes its transaction.

The Chapter 11 Cases constitute events of default under the Secured Loan Documents, automatically accelerating the Debtors’ obligations thereunder. From and after the occurrence of an event of default the Debtors have agreed to pay interest on all amounts due under the Secured Loan Documents which the Debtors fail or refuse to pay at the lesser of 18% per annum and the maximum non-usurious interest rate permitted under applicable law.

On September 11, 2017, the Registrant issued a press release entitled “Ironclad Performance Wear Files for Chapter 11 Bankruptcy Protection with Stalking Horse Bid from Radians.” The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Court filings for the Chapter 11 Cases are available at https://www.pacer.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

The following exhibits are filed herewith:

Exhibit

Number Description

99.1	Press release entitled “Ironclad Performance Wear Files for Chapter 11 Bankruptcy Protection with Stalking Horse Bid from Radians.”

Forward Looking Statements.

In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Registrant notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “likely,” “will,” “would,” “could,” and similar expressions or phrases identify forward looking statements. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Registrant, involve numerous risks and uncertainties that may cause the Registrant’s actual performance to be materially different from that stated or implied in the forward-looking statement. Those risks and uncertainties, many of which are beyond the control of the Registrant, include, without limitation, the ability to confirm and consummate an asset sale transaction; risks attendant to the bankruptcy process, including the effects thereof on the Registrant’s business and on the interests of various constituents and the length of time that the Registrant might be required to operate in bankruptcy; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Registrant’s ability to confirm and consummate an asset sale transaction; potential adverse effects on the Registrant’s liquidity or results of operations; increased costs to execute the reorganization pursuant to the Chapter 11 Cases; effects on the market price of the Registrant’s common stock and on the Registrant’s ability to access the capital markets; and the resolution of legal proceedings. Readers should consider all of these risk factors as well as other information contained in this Current Report on Form 8-K.

Cautionary Statements

Stockholders are cautioned that trading in shares of the Registrant’s common stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for shares of the Registrant’s common stock may bear little or no relationship to the actual recovery, if any, by stockholders in the reorganization. Accordingly, the Registrant urges extreme caution with respect to existing and future investments in its common stock.

Generally, in bankruptcy cases the debtors are required periodically to file various documents with, and provide certain information to, the Bankruptcy Court, including statements of financial affairs, schedules of assets and liabilities, monthly operating reports, and other financial information. Such materials will be prepared according to the requirements of federal bankruptcy law. While they would be expected to accurately provide then-current information required under federal bankruptcy law, such materials will contain information that may be unconsolidated and will generally be unaudited and prepared in a format different from that used in the Company’s consolidated financial statements filed with the Securities and Exchange Commission under the federal securities laws. Accordingly, the Company believes that the substance and format of such materials do not allow meaningful comparison with its publicly-disclosed consolidated financial statements. Moreover, the materials filed with the Bankruptcy Court are not prepared for the purpose of providing a basis for an investment decision relating to the Company’s securities or for comparison with other financial information filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRONCLAD PEFORMANCE WEAR CORPORATION

Date: September 11, 2017

By: /s/ Matthew Pliskin

Matthew Pliskin

Chief Financial Officer & Secretary